EXHIBIT 10.37

                             SECOND LEASE AMENDMENT

     This SECOND LEASE AMENDMENT (the "Second Amendment") is executed as of this 31st day of December, 1998, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, by and through its general partner, Duke Realty Investments, Inc., an Indiana corporation, authorized to do and doing business in the State of Missouri, as Landlord (hereinafter "Landlord") and EXPRESS
SCRIPTS, INC., a Delaware corporation, authorized to do and doing business in the State of Missouri, as Tenant (hereinafter "Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant entered into a certain Office Lease dated as of August 14, 1998 for all of the space in that certain Building (as defined in said Office Lease) which Landlord is in the process of causing to be constructed, which said Office Lease was heretofore amended by that certain First Lease Amendment dated as of November 5, 1998 (the "First Amendment") (the said Office Lease and the First Amendment being hereinafter referred to collectively as the "Lease"); and

     WHEREAS, Landlord and Tenant desire to further amend the Lease in the limited respects hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree as follows:

     1. Except as otherwise herein specifically provided, terms used in this Second Lease Amendment shall have the meaning set forth in the Lease.

     2. At the beginning of the second and third paragraphs of Section 3.11, INSURANCE, the word "Landlord" shall be substituted for the word "Tenant". In the tenth (10th) line of the second paragraph of Section 3.11, INSURANCE, the word "Landlord" shall be substituted for the word "Tenant". The last sentence of the second paragraph of Section 3.11, INSURANCE, shall be deleted in its entirety. At the end of the fourth paragraph of Section 3.11, INSURANCE, before the period the words "and Tenant" shall be added. At the end of the fifth paragraph of Section 3.11, INSURANCE, the word "Tenant" shall be substituted for the word "Landlord". At the beginning of the first and third lines of the sixth paragraph of Section 3.11, INSURANCE, the word "Landlord" shall be substituted for the word "Tenant". At the end of Section 3.11, INSURANCE shall be added the following: "The reasonable cost of insurance required by the provisions of this
Section 3.11, INSURANCE to be provided by Landlord shall be paid by Tenant to Landlord within thirty (30) days of receipt by Tenant of a statement, in reasonable detail, as Additional Rent."

     3. This Second Amendment shall be incorporated into and made apart of the Lease. All provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Second Lease Amendment to be executed as of the day and year first written above.

LANDLORD:                             DUKE REALTY LIMITED PARTNERSHIP,
                                      an Indiana limited partnership

                                      By:    DUKE REALTY INVESTMENTS, INC.
                                             an Indiana corporation,
(SEAL)                                       its general partner


                                             By: /s/ Gregory Thurman
ATTEST:                                      W. Gregory Thurman
                                             Vice President and General Manager,
/s/ James D. Echkoff                         St. Louis Office Group
James D. Eckhoff
Vice President
and Corporate Attorney


TENANT:                                EXPRESS SCRIPTS, INC.,
                                       a Delaware corporation


(SEAL)                                  By:  /s/ Barrett Toan
                                             Barrett Toan, President

ATTEST:

/s/ Thomas M. Boudreau
Thomas M. Boudreau
Secretary


STATE OF MISSOURI   )
                    )  SS.
COUNTY OF ST. LOUIS )


     On this 12th day of February 1999, before me personally appeared W. GREGORY THURMAN, to me personally known, who, being by me duly sworn, did say that he is Vice President and General Manager, St. Louis Office Group of DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, and general partner in DUKE REALTY INVESTMENTS, INC., an Indiana corporation, and that the seal affixed to the foregoing SECOND LEASE AMENDMENT is the corporate seal of said corporation, and that said SECOND LEASE AMENDMENT was signed and sealed on behalf of said limited partnership and said corporation, by authority of its Board of Directors, and said W. GREGORY Thurman acknowledged said SECOND LEASE AMENDMENT to be the free act and deed of the said limited partnership and said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


                                        /s/ Kathleen M. Wade
                                             Notary Public


STATE OF MISSOURI   )
                    ) SS.
COUNTY OF ST. LOUIS )


     On this 25th day of January 1999, before me appeared BARRETT TOAN, to me personally known, who, being by my duly sworn, did say that he is the President of EXPRESS SCRIPTS, INC., a corporation of the State of Delaware, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said BARRETT TOAN acknowledged said instrument to be the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


                                             /s/ Kathleen M. Dolan
                                                 Notary Public